Exhibit 10.49

FOURTH AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

UC Agreement Control No. 2006-04-0026

This fourth amendment (“Fourth Amendment”) to the Exclusive License Agreement (“Agreement”), effective December 31, 2012 is made by and between the Regents of the University of California, a California corporation (“The Regents”), and Putney Drug Corp., a Delaware company (“Licensee”).

BACKGROUND

A.	The Regents and Licensee are parties to the Agreement, dated as of July 11, 2005.

B.	The Agreement was amended on November 8, 2005 (“First Amendment”), on January 3, 2007 (“Second Amendment”) and on August 29, 2007 (“Third Amendment”);

The parties agree as follows:

1.	Amend paragraph 1.4 to read as follows: “1.4 The ‘Field of Use’ means human therapeutics for the treatment of autoimmune diseases, including multiple sclerosis.”

2.	Amend paragraph 4.3 to increase the annual maintenance fee from “$5,000” to “$10,000”.

3.	Amend paragraph 4.2 by adding a new subparagraph 4.2c to read “seven hundred fifty thousand dollars ($750,000) upon the first achievement of fifty million dollars ($50,000,000) in annual sales while covered by a validly issued U.S. patent.”

4.	Amend paragraph 6.3c to replace “Within eight years of the Effective Date of this Agreement, initiate Phase III clinical trials” with “Within 3 years from the successful completion of the ongoing clinical trial of estriol for relapsing-remitting multiple sclerosis being conducted by Dr. Rhonda Voskuhl as principal investigator, initiate a Phase III clinical Trial”.

5.	Amend paragraph 6.3d to replace “fourteen (14) years” with “seventeen (17) years”.

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to the Agreement by their duly authorized representatives for good and valuable consideration.

PUTNEY DRUG CORP.		THE REGENTS OF THE UNIVERSITY OF
CALIFORNIA

By:	/s/ Jeff Riley	By:	/s/ Emily Waldron Loughran
	(signature)		(signature)
Name:	Jeff Riley	Name:	Emily Waldron Loughran
Title:	CEO	Title:	Director of Licensing
Date:	3/15/2013	Date:	3/25/2013